Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Hotchkis and Wiley Funds, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Hotchkis and Wiley Funds for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Hotchkis and Wiley Funds for the stated period.

_/s/ Nancy D. Celick______________________ Nancy D. Celick President, Hotchkis and Wiley Funds	_/s/ Anna Marie Lopez____________________ Anna Marie Lopez Treasurer, Hotchkis and Wiley Funds
Dated: _2/21/06__	Dated: _2/21/06_

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Hotchkis and Wiley Funds for purposes of the Securities Exchange Act of 1934.